SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 16, 2004


                          CELLEGY PHARMACEUTICALS, INC.
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             (Exact name of Registrant as specified in its charter)


                                   California
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                 (State or other jurisdiction of incorporation)


         0-26372                                            82-0429727
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       (Commission                                        (IRS Employer
       File Number)                                       Identification No.)


      349 Oyster Point Boulevard, Suite 200
             South San Francisco, CA                             94080
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     (Address of principal executive offices)                  (Zip Code)


                                 (650) 616-2200
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)
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ITEM 4:  OTHER EVENTS

         Filed with this report as Exhibit 99.01 is a press release issued by Cellegy Pharmaceuticals, Inc. (the "Company") announcing the equity financing entered into with Kingsbridge Capital Limited.



ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS.

    (a)  Exhibits.

         99.01    Press Release issued by the Registrant dated January 16, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 21, 2004       CELLEGY PHARMACEUTICALS, INC.

                             By: /s/ A. Richard Juelis
                                 ---------------------
                             A. Richard Juelis
                             Vice President, Finance and Chief Financial Officer